                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 12, 2007

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

         Delaware                      333-111407                 48-1129505
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD.

     On December 12, 2007, the Company issued a press release announcing reduced operating hours due to unfavorable market conditions. A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d)   Exhibits. The following exhibit is furnished pursuant to Item 7.01.

         99.1  Press Release dated December 12, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National Beef Packing Company, LLC
Date:  December 12, 2007

                                       By:  /s/ Jay D. Nielsen
                                          ---------------------------------------
                                          Jay D. Nielsen, Chief Financial Officer

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